UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to §240.14a-12

INTERNATIONAL ELECTRONICS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Subject Company:  International Electronics, Inc.
Commission File No.:  000-16305

On May 3, 2007, International Electronics, Inc. filed Amendment No. 5 to Schedule 14D-9, IEI’s solicitation/recommendation statement filed on March 16, 2007 relating to the tender offer by RISCO Ltd., through its Rokonet Industries, U.S.A., Inc. subsidiary (“Risco”), to acquire all of the Company’s issued and outstanding capital stock at a price of $4.00 per share, upon the terms and subject to the conditions described in the Tender Offer Statement of Schedule TO filed by Risco with the Securities and Exchange Commission (the “SEC”) on March 6, 2007 (as amended and supplemented).

On May 3, 2007, International Electronics, Inc. issued a press release, a copy of which release is included as Exhibit B hereto.

Exhibit A                Amendment No. 5 to Schedule 14D-9 filed by International Electronics, Inc. on May 3, 2007.

Exhibit B                Press release, dated May 3, 2007, by International Electronics, Inc.

Important Additional Information Regarding the Tender Offer is filed with the SEC.

IEI filed a solicitation/recommendation statement on Schedule 14D-9 with the SEC on March 16, 2007 regarding Risco’s unsolicited tender offer, and has subsequently filed amendments thereto. On April 27, 2007, IEI both filed a definitive proxy statement with the SEC and mailed the proxy statement to its shareholders, which proxy statement in part relates to the tender offer commenced by Risco. IEI advises its shareholders to read both the Schedule 14D-9, including any amendments thereto, and IEI’s proxy statement, because these documents contain additional information important to the shareholders’ interests in Risco’s offer and the related consent solicitation. Shareholders may obtain a free copy of the Schedule 14D-9, and any amendments thereto, and the definitive proxy statement on the SEC’s web site at www.sec.gov, on IEI’s web site at www.ieib.com, or by contacting IEI’s information agent, Morrow & Co., Inc. at (203) 658-9400.

IEI and its directors, executive officers and other members of its management and employees may be deemed participants in the solicitation of proxies from its shareholders in connection with Risco’s tender offer. Information concerning the interests of IEI’s participants in the solicitation, which may, in some cases, be different than those of IEI’s shareholders generally, is set forth in IEI’s solicitation/recommendation statement, proxy statements and Annual Reports on Form 10-K, previously filed with the SEC.

Exhibit A

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14D-9

SOLICITATION/RECOMMENDATION STATEMENT
UNDER SECTION 14(d)(4) OF THE
SECURITIES EXCHANGE ACT OF 1934
(Amendment No. 5)

International Electronics, Inc.

(Name of Subject Company)

International Electronics, Inc.

(Name of Person(s) Filing Statement)

Common Stock, Par Value $0.01 Per Share

(Title of Class of Securities)

459436507

(CUSIP Number of Class of Securities)

John Waldstein
President, Chief Executive Officer, Treasurer, Chief Financial Officer and Chairman of the Board
International Electronics, Inc.
427 Turnpike Street
Canton, Massachusetts 02021
(781) 821-5566

(Name, Address, and Telephone Number of Person Authorized to Receive

Notices and Communications on Behalf of the Person(s) Filing Statement)

Copies To:

James W. Hackett, Jr., Esq.
Frederick P. Callori, Esq.
Choate, Hall & Stewart LLP
Two International Place
Boston, MA 02110
(617) 248-5000

☐   Check the box if the filing relates solely to preliminary communications made before the commencement of a tender offer.

This Amendment No. 5 amends and supplements the Solicitation/Recommendation Statement on Schedule 14D-9 initially filed with the Securities and Exchange Commission (the “SEC”) on March 16, 2007, as amended and supplemented by Amendment No. 1 filed with the SEC on March 20, 2007, Amendment No. 2 filed with the SEC on March 28, 2007, Amendment No. 3 filed with the SEC on April 2, 2007, and Amendment No. 4 filed with the SEC on April 13, 2007 (as amended and supplemented, the “Statement”) by International Electronics, Inc., a Massachusetts corporation (the “Company” or “IEI”), relating to the tender offer by RISCO Ltd., through its Rokonet Industries, U.S.A., Inc. subsidiary (“RISCO”), to acquire all of the Company’s issued and outstanding capital stock at a price of $4.00 per share, upon the terms and subject to the conditions described in the Tender Offer Statement of Schedule TO originally filed by RISCO with the SEC on March 6, 2007 (as amended and supplemented, the “Schedule TO”).

Item 2.    Identity and Background of Filing Person.

Item 2 is hereby amended and supplemented by adding the following new paragraph at the end of Item 2:

“On April 30, 2007, RISCO issued a press release and filed an amendment to the Schedule TO announcing that it was amending the Tender Offer to increase the price to be paid per Share to $4.00, waive RISCO’s right to reduce the price of the Tender Offer while its Tender Offer is outstanding, and reduce the numbers of shares required to be validly tendered and not withdrawn in RISCO’s Tender Offer to 50.1% of the outstanding shares (on a fully-diluted basis) (the “Revised Tender Offer”).”

Item 4.    The Solicitation or Recommendation.

(a)           Recommendation.

The Statement is hereby amended to include the following paragraphs at end of Item 4(a):

“The Board of Directors, after careful consideration, has unanimously determined at a meeting duly held on May 2, 2007, that the Revised Tender Offer is inadequate and not in the best interests of the Company’s shareholders (other than RISCO and its affiliates). ACCORDINGLY, THE BOARD OF DIRECTORS RECOMMENDS THAT THE COMPANY’S SHAREHOLDERS REJECT THE REVISED TENDER OFFER AND NOT TENDER THEIR SHARES. In reaching its conclusion and making its recommendation, the Board of Directors identified a number of reasons including, but not limited to, the reasons described in clause (c) below.

“A press release announcing the Board of Directors’ recommendation has been filed as Exhibit a(6) hereto and is incorporated by reference herein.”

(b)           Background.

The Statement is hereby amended to include the following paragraphs at the end of Item 4(b):

“The Company received certain offers from other parties following RISCO’s initial offer. The Board of Directors has engaged in discussions with and is considering these other offers.

“On May 2, 2007, the Board of Directors held a telephonic meeting to discuss the Revised Tender Offer. The Board of Directors carefully considered the Revised Tender Offer and decided to recommend that the Company’s shareholders not tender their shares in the Revised Tender Offer.”

(c)           Reasons for the Recommendation.

The Statement is hereby amended to include the following paragraphs at the end of Item 4(c):

“In reaching the conclusion that the Revised Tender Offer is inadequate from a financial point of view to the Company’s shareholders and not in the best interest of either the Company or its shareholders, and in making the recommendation set forth above, the Board of Directors consulted with management of the Company and its

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financial and legal advisors, and took into account numerous other factors, including, but not limited to, the following:

•                  The Revised Tender Offer is substantially less than certain offers that IEI has received since RISCO made its first offer at $3.50 per Share.

•                  The Board’s commitment to the long-term interests of the Company and its shareholders, and to continuing to execute on its long-term plan;

•                  The Board of Directors’ belief that the Revised Tender Offer price is inadequate and that it does not reflect the Company’s established position in the security market and the long-term value inherent in the Company, and in particular the growing value of its security business and its PowerKey Wireless Industrial Fleet Management Product Line;

•                  The Board of Directors’ understanding of and familiarity with the Company’s business, financial condition, current business strategy and future prospects, which management and the Board of Directors believes have not been fully reflected in the Company’s results of operations or Share price, even with the improved financial performance of the Company beginning in the fourth quarter of 2006;

•                  The Board’s view that the Revised Tender Offer does not adequately compensate the Company’s shareholders for transferring control of the Company to RISCO; and

•                  The fact that the Revised Tender Offer is highly conditional—even with the reduction in the minimum tender condition to now require that at least 50.1% of the outstanding Shares (on a fully-diluted basis) be validly tendered and not withdrawn—which conditions result in significant uncertainty that the Offer will be consummated;

The foregoing discussion of the information and factors considered by the Board of Directors of the Company is not intended to be exhaustive but addresses all of the material information and factors considered by the Board of Directors in its consideration of the Revised Tender Offer.  In view of the variety of factors and the amount of information considered, the Board of Directors did not find it practicable to provide specific assessments of, quantify or otherwise assign any relative weights to, the specific factors considered in determining their recommendations. The Board of Directors’ determination was made after consideration of the factors taken as a whole. Individual members of the Board of Directors may have given differing weights to different factors. In addition, in arriving at their respective recommendations, the members of the Board of Directors were aware of the interests of certain officers and directors of the Company as described under Item 3 above.

Item 9.    Exhibits.

Item 9 of the Statement is hereby amended and supplemented by adding the following thereto:

Exhibit No.

a(6)         Press Release issued by International Electronics, Inc., dated May 3, 2007.

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SIGNATURE

After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

INTERNATIONAL ELECTRONICS, INC

By:	/s/ John Waldstein
John Waldstein
President, Chief Executive Officer,
Treasurer, Chief Financial Officer
and Chairman of the Board

Date:  May 3, 2007

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Exhibit B

International Electronics, Inc.
News Release

Contact:
John Waldstein
President
781-821-5566 ext. 114

International Electronics, Inc. Recommends Rejection of
Revised Offer from Risco Ltd.;
Revised Offer Still Substantially Less Than Other Offers That The Company Has Received

CANTON, MA — May 3, 2007 — International Electronics, Inc. (IEI) (OTCBB: IEIB.OB) today announced that its Board of Directors, after careful consideration, voted unanimously to recommend that IEI shareholders not tender their shares to Risco Ltd. (Risco) and reject Risco’s revised offer to acquire all of the outstanding shares of IEI common stock at $4.00 per share, having determined that the revised offer is inadequate and not in the best interests of IEI’s shareholders.

The IEI board reached its conclusion after discussions with its legal and financial advisors and a thorough evaluation of the revised offer, IEI’s long-term strategic plan and the various alternatives available to IEI.

John Waldstein, IEI’s CEO, commented, “The revised offer, even at $4.00 per share, is still substantially less than certain offers that the company has received since Risco made its first offer. Our board continues to discharge its responsibilities diligently and appropriately and is engaging in discussions and considering these other offers thoroughly on behalf of shareholders.”

Waldstein also stated, “In addition, our board has determined that Risco’s revised offer does not take into account the long-term value and prospects inherent in IEI, particularly the growing value of its security business and its PowerKey Wireless Industrial Fleet Management Products. We reported profitable results and record net sales for the first six months of our fiscal year, an increase of 23% over the prior year’s results. The board believes that Risco’s revised offer is inadequate when compared with the benefits to shareholders of IEI continuing to execute on its long-term plans.”

IEI’s Board of Directors continues to urge IEI shareholders not to tender any shares to Risco and to vote AGAINST granting voting rights for any shares that Risco acquires in the tender offer at IEI’s upcoming shareholders meeting on May 18, 2007. In order to vote against granting voting rights to the shares Risco acquires in the tender offer, shareholders should complete, sign and return IEI’s WHITE proxy card. To accomplish this, shareholders should not sign and return Risco’s blue proxy card.

The Board’s recommendation is contained in IEI’s amended Solicitation/Recommendation Statement on Schedule 14D-9 filed today with the Securities and Exchange Commission (available at www.sec.gov) and on IEI’s website at www.ieib.com.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995

Statements in this press release referring to the expected future plans and performance of IEI are forward-looking statements. Actual future results may differ materially from such statements. Factors that could affect future performance include, but are not limited to: the consummation or failure to consummate any business combination, including the tender offer commenced by Risco; the loss of one of IEI’s large customers or the cancellation or deferral of purchases of IEI’s products; the loss of one of IEI’s distribution partners or the failure of the partner to devote adequate resources to the sale of our products; changes in general economic conditions; limitations imposed by IEI’s limited financial resources; IEI’s dependence on certain key employees; any failure by IEI to successfully select, develop, manufacture and market new products or enhance its existing products; fluctuations in IEI’s sales and operating results; IEI’s ability to successfully compete; the expense resulting to IEI from future investments and acquisitions and IEI’s ability to integrate acquired products, technologies or businesses; IEI’s ability to protect its intellectual property rights; the reliability of offshore production undertaken by IEI; IEI’s dependence upon sole source suppliers for certain key components; the risks associated with international sales; and the limited market for IEI’s common stock and the volatility of its share price.

About International Electronics, Inc.

International Electronics, Inc. (IEI), an ISO9001:2000 certified manufacturer, designs, manufactures, markets and sells electronic access control equipment and browser-managed security platforms used in residential and commercial security systems and wireless access control and fleet management systems for industrial mobile asset applications. IEI’s products include its Door-Gard(TM) and Secured Series(TM) access control lines, its LS line of integrated battery operated door locks, its eMerge(TM) browser-managed access and security management products and its line of PowerKey(TM) industrial access control and fleet management products. IEI markets its security management and access control products to leading distribution and electronic security installation companies, and its PowerKey(TM) products directly to material handling equipment users worldwide. For more information about IEI, visit www.ieib.com.

Additional Information and Where to Find It

IEI filed a solicitation/recommendation statement on Schedule 14D-9 with the SEC on March 16, 2007 regarding Risco’s unsolicited tender offer, and has subsequently filed amendments thereto. On April 27, 2007, IEI both filed a definitive proxy statement with the SEC and mailed the proxy statement to its shareholders, which proxy statement in part relates to the tender offer commenced by Risco. IEI advises its shareholders to read both the Schedule 14D-9, including any amendments thereto, and IEI’s proxy statement, because these documents contain additional information important to the shareholders’ interests in Risco’s offer and the related consent solicitation. Shareholders may obtain a free copy of the Schedule 14D-9, and any amendments thereto, and the definitive proxy statement on the SEC’s web site at www.sec.gov, on IEI’s web site at www.ieib.com, or by contacting IEI’s information agent, Morrow & Co., Inc. at (203) 658-9400.

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